Exhibit 21
LUMEN TECHNOLOGIES, INC.
SUBSIDIARIES OF THE REGISTRANT
AS OF December 31, 2020

Subsidiary	State of incorporation or formation
Actel, LLC	Delaware
Century Cellunet International, Inc.	Louisiana
Cellunet of India Limited	Mauritius
Century Telephone of West Virginia, Inc.	West Virginia
CenturyLink – Clarke M. Williams Foundation	Colorado
CenturyLink Communications, LLC	Delaware
Lumen Technologies, LLC	Minnesota
Boxgate Holdings, LLC	Delaware
Cognilytics Software and Consulting Private Limited	India
ELASTICBOX INC., SUCURSAL EN ESPAÑA	Spain
Q Fiber, LLC	Delaware
Qwest International Services Corporation	Delaware
CenturyLink Comunicaҫões Ltda.	Brazil
Qwest Transoceanic, Inc.	Delaware
Qwest Communications International Ltd.	United Kingdom
CenturyLink Limited	United Kingdom
CenturyLink Austria GmbH	Austria
Qwest Holdings, BV	Netherlands
CenturyLink Belgium Sprl	Belgium
Qwest Germany GmbH	Germany
Qwest Netherlands BV	Netherlands
Qwest Peru S.R.L.	Peru
Qwest Telecommunications Asia, Limited	Hong Kong
CenturyLink Technology Australia Pty Ltd	Australia
CenturyLink Corporation Japan	Japan
Qwest Communications Korea, Limited	Korea
Qwest Hong Kong Telecommunications, Limited	Hong Kong
CenturyLink Technology Singapore Pte. Ltd.	Singapore
Qwest Taiwan Telecommunications, Limited	Taiwan
SEAL Consulting, Inc.	New Jersey
CenturyLink Europe B.V.	Netherlands
CenturyLink Europe B.V/,. M., The Netherlands, filial Sweden	Sweden
CenturyLink Europe B.V., Sucursal en España	Spain
CenturyLink Philippines, Inc.	Philippines
CenturyLink Switzerland A.G.	Switzerland
CenturyLink Taiwan Limited	Taiwan
CenturyLink Technology Hong Kong Limited	Hong Kong
CenturyLink – Colocation Entity Limited	Hong Kong
CenturyLink IT Consulting (Shanghai) Co., Ltd.	China
Digital Savvis HK JV Limited	British VI

Subsidiary	State of incorporation or formation
Digital Savvis HK Holding 1 Limited	British VI
Digital Savvis Investment Management HK Limited	Hong Kong
Digital Savvis Management Subsidiary Limited	Hong Kong
CenturyLink Technology Malaysia Sdn. Bhd.	Malaysia
CenturyLink (Thailand) Limited	Thailand
CenturyLink Canada, Inc.	Canada
SAVVIS Argentina S.A.	Argentina
SAVVIS Communications Chile, S.A.	Chile
SAVVIS Federal Systems, Inc.	Delaware
SAVVIS Communications International, Inc.	Delaware
CenturyLink Korea Limited	Korea
SAVVIS Communications Private Limited	India
SAVVIS Mexico, S.A. de C.V.	Mexico
CenturyLink of Louisiana, LLC	Louisiana
CenturyTel of Adamsville, Inc.	Tennessee
CenturyTel of Arkansas, Inc.	Arkansas
CenturyTel Broadband Services, LLC	Louisiana
CenturyTel TeleVideo, Inc.	Wisconsin
CenturyTel/Teleview of Wisconsin, Inc.	Wisconsin
Qwest Broadband Services, Inc.	Delaware
CenturyTel Broadband Wireless, LLC	Louisiana
CenturyTel of Central Indiana, Inc.	Indiana
CenturyTel of Chester, Inc.	Iowa
CenturyTel of Claiborne, Inc.	Tennessee
CenturyTel Holdings, Inc.	Louisiana
Century Marketing Solutions, LLC	Louisiana
CenturyTel Arkansas Holdings, Inc.	Arkansas
CenturyTel of Central Arkansas, LLC	Louisiana
CenturyTel of Northwest Arkansas, LLC	Louisiana
CenturyTel Holdings Alabama, Inc.	Alabama
CenturyTel of Alabama, LLC	Louisiana
CenturyTel Holdings Missouri, Inc.	Missouri
CenturyTel of Missouri, LLC	Louisiana
CenturyTel Investments of Texas, Inc.	Delaware
CenturyTel of the Northwest, Inc.	Washington
Brown Equipment Corp.	Nevada
Carter Company, Inc.	Hawaii
Cascade Autovon Company	Washington
CenturyTel/Cable Layers, Inc.	Wisconsin
CenturyTel of Central Wisconsin, LLC	Delaware
CenturyTel of Colorado, Inc.	Colorado
CenturyTel of Eagle, Inc.	Colorado
CenturyTel of Eastern Oregon, Inc.	Oregon
CenturyTel Entertainment, Inc.	Washington

Subsidiary	State of incorporation or formation
CenturyTel of Fairwater-Brandon-Alto, LLC	Delaware
CenturyTel of Forestville, LLC	Delaware
CenturyTel of the Gem State, Inc.	Idaho
CenturyTel of Inter Island, Inc.	Washington
CenturyTel of Larsen-Readfield, LLC	Delaware
CenturyTel of the Midwest-Kendall, LLC	Delaware
CenturyTel of the Midwest-Wisconsin, LLC	Delaware
CenturyTel of Minnesota, Inc.	Minnesota
CenturyTel of Monroe County, LLC	Delaware
CenturyTel of Montana, Inc.	Oregon
CenturyTel of Northern Wisconsin, LLC	Delaware
CenturyTel of Northwest Wisconsin, LLC	Delaware
CenturyTel of Oregon, Inc.	Oregon
CenturyTel of Paradise, Inc.	Washington
CenturyTel of Cowiche, Inc.	Washington
CenturyTel of Postville, Inc.	Iowa
CenturyTel of Southern Wisconsin, LLC	Delaware
CenturyTel of the Southwest, Inc.	New Mexico
CenturyTel Telecom Service, Inc.	Washington
CenturyTel Telephone Utilities, Inc.	Washington
CenturyTel of Upper Michigan, Inc.	Michigan
CenturyTel of Washington, Inc.	Washington
CenturyTel/WORLDVOX, Inc.	Oregon
CenturyTel of Wyoming, Inc.	Wyoming
Eagle Valley Communications Corporation	Colorado
International Communications Holdings, Inc.	Delaware
Pacific Telecom, Inc. (Shell)	Oregon
PTI Communications of Ketchikan, Inc.	Alaska
PTI Communications of Minnesota, Inc.	Minnesota
PTI Transponders, Inc.	Oregon
Universal Manufacturing Corp.	Wisconsin
CenturyTel of Idaho, Inc.	Delaware
CenturyTel Internet Holdings, Inc.	Louisiana
centurytel.com, LLC	Louisiana
CenturyTel Investments, LLC	Louisiana
CenturyTel of Michigan, Inc.	Michigan
CenturyTel Midwest - Michigan, Inc.	Michigan
CenturyTel Mobile Communications, Inc.	Louisiana
CenturyTel of Mountain Home, Inc.	Arkansas
CenturyTel of North Mississippi, Inc.	Mississippi
CenturyTel of Northern Michigan, Inc.	Michigan
CenturyTel of Odon, Inc.	Indiana
CenturyTel of Ohio, Inc.	Ohio
CenturyTel of Ooltewah-Collegedale, Inc.	Tennessee

Subsidiary	State of incorporation or formation
CenturyTel of Port Aransas, Inc.	Texas
CenturyTel of Redfield, Inc.	Arkansas
CenturyTel SM Telecorp, Inc.	Texas
CenturyTel Telecommunications, Inc.	Texas
CenturyTel of San Marcos, Inc.	Texas
CenturyTel San Marcos Investments, LLC	Delaware
CenturyTel Security Systems, Inc.	Louisiana
CenturyTel Service Group, LLC	Louisiana
CenturyTel of South Arkansas, Inc.	Arkansas
CenturyTel Supply Group, Inc.	Louisiana
CenturyTel/Tele-Max, Inc.	Texas
CenturyTel of Lake Dallas, Inc.	Texas
CenturyTel Web Solutions, LLC	Louisiana
CenturyTel of Wisconsin, LLC	Louisiana
Embarq Corporation	Delaware
Carolina Telephone and Telegraph Company LLC	North Carolina
NOCUTS, Inc.	Pennsylvania
SC One Company	Kansas
Centel Corporation	Kansas
Centel Capital Corporation	Delaware
Centel-Texas, Inc.	Texas
Central Telephone Company of Texas	Texas
EQ Central Texas Equipment LLC	Texas
Central Telephone Company	Delaware
Central Telephone Company of Virginia	Virginia
Embarq Florida, Inc.	Florida
The Winter Park Telephone Company	Florida
CenturyLink Intellectual Property LLC	Delaware
Embarq Directory Trademark Company, LLC	Delaware
CenturyLink Sales Solutions, Inc.	Delaware
Embarq, Inc.	Kansas
Embarq Capital Corporation	Delaware
SC Seven Company	Kansas
Embarq Interactive Holdings LLC	Delaware
Embarq Interactive Markets LLC	Delaware
Embarq Management Company	Delaware
Embarq Mid-Atlantic Management Services Company	North Carolina
Embarq Minnesota, Inc.	Minnesota
Embarq Missouri, Inc.	Missouri
SC Eight Company	Kansas
Embarq Network Company LLC	Delaware
EQ Equipment Leasing, Inc.	Delaware
Preferred Communications of Texas, LLC	Delaware
United Telephone Company of the Carolinas LLC	South Carolina

Subsidiary	State of incorporation or formation
SC Two Company	Kansas
United Telephone Company of Eastern Kansas	Delaware
United Telephone Company of Florida	Florida
United Telephone Company of Indiana, Inc.	Indiana
SC Four Company	Kansas
United Telephone Company of Kansas	Kansas
Embarq Midwest Management Services Company	Kansas
United Teleservices, Inc.	Kansas
United Telephone Company of New Jersey, Inc.	New Jersey
United Telephone Company of the Northwest	Oregon
United Telephone Company of Ohio	Ohio
SC Five Company	Kansas
United Telephone Company of Pennsylvania LLC, The	Pennsylvania
SC Six Company	Kansas
United Telephone Company of Southcentral Kansas	Arkansas
United Telephone Company of Texas, Inc.	Texas
EQ United Texas Equipment LLC	Texas
United Telephone Company of the West	Delaware
United Telephone Southeast LLC	Virginia
SC Three Company	Kansas
Lafayette MSA Limited Partnership	Delaware
Madison River Communications Corp.	Delaware
Gallatin River Holdings L.L.C.	Delaware
Gallatin River Communications L.L.C.	Delaware
Madison River Finance Corp.	Delaware
Madison River Holdings LLC	Delaware
Madison River LTD Funding LLC	Delaware
Coastal Utilities, Inc.	Georgia
Gulf Coast Services, LLC	Alabama
Gulf Telephone Company, LLC	Alabama
Madison River Management LLC	Delaware
Mebtel, Inc.	North Carolina
Qwest Communications International, Inc.	Delaware
EUnet International Limited	United Kingdom
Qwest Capital Funding, Inc.	Colorado
Qwest Europe LLC	Delaware
Qwest Services Corporation	Colorado
CenturyLink Investment Management Company	Colorado
Qwest Corporation	Colorado
1200 Landmark Center Condominium Association, Inc.	Nebraska
Qwest Database Services, Inc.	Colorado
Qwest India Holdings, LLC	Delaware
CenturyLink Technologies India Private Limited	India
Seal Infotech Private Limited	India

Subsidiary	State of incorporation or formation
The El Paso County Telephone Company	Colorado
Qwest Dex Holdings, Inc.	Delaware
Lumen Technologies Government Solutions, Inc.	Colorado
Qwest Wireless, L.L.C.	Delaware
Spectra Communications Group, LLC	Delaware
TelUSA Holdings, LLC	Delaware
Telephone USA of Wisconsin, LLC	Delaware
Western Re, Inc.	Louisiana
Wildcat Holdco LLC	Delaware
Level 3 Parent, LLC	Delaware
Legend Circle Holdings, Inc.	Delaware
Eldorado Acquisition Two, Inc.	Delaware
Level 3 EON, LLC	Delaware
Level 3 Financing, Inc.	Delaware
Streamroot, Inc.	Delaware
Streamroot SAS	France
Level 3 Holdings, Inc.	Delaware
Continental Holdings, Inc.	Wyoming
KMI Continental Lignite, Inc.	Delaware
Continental Level 3, Inc.	Delaware
Continental Mineral Sales, Inc.	Delaware
CCC Canada Holding, Inc.	Delaware
AmSoft Information Services Limited	Mauritius
Level 3 International Services, Inc.	Delaware
CenturyLink Communications Denmark Aps	Denmark
Level 3 Communications Austria GmbH	Austria
BTE Equipment, LLC	Delaware
Level 3 Communications Canada Co.	Nova Scotia
Level 3 Communications, LLC	Delaware
Global Crossing Americas Solutions, LLC	Delaware
Global Crossing Americas Solutions, Inc.	Puerto Rico Branch
CenturyLink Latin American Solutions, LLC	Delaware
Level 3 Communications of Virginia, Inc.	Virginia
XCOM Technologies of New York, Inc.	New York
IP Networks, Inc.	Delaware
TelCove Operations, LLC	Delaware
TelCove of Pennsylvania, LLC	Delaware
WilTel Communications (Cayman) Limited	Cayman Islands
WilTel International Telecom (Chile) Limited	Cayman Islands
Williams Comunicaciones Chile Limitada	Chile
WilTel Communications Network, Inc.	Canada
WilTel Communications, LLC	Delaware
WilTel Communications Pty Limited	Australia
Vyvx, LLC	Delaware

Subsidiary	State of incorporation or formation
FTV Communications, LLC	Delaware
Broadwing, LLC	Delaware
ACME Grating Ventures, L.L.C.	Delaware
Broadwing Communications, LLC	Delaware
Corvis Gratings Company	Nova Scotia, Canada
Corvis Canada, Inc.	Quebec, Canada
Global Crossing North American Holdings, Inc.	Delaware
Global Crossing North America, Inc.	New York
Global Crossing Telecommunications, Inc.	Michigan
Global Crossing Telemanagement VA, LLC	Virginia
Level 3 Enhanced Services, LLC	Delaware
Level 3 Telecom, LLC	Delaware
Level 3 Telecom Holdings, LLC	Delaware
Level 3 Telecom Data Services, LLC	Delaware
Level 3 Telecom of Arizona, LLC	Delaware
Level 3 Telecom of Colorado, LLC	Delaware
Level 3 Telecom of Idaho, LLC	Delaware
Level 3 Telecom of Illinois, LLC	Delaware
Level 3 Telecom of Iowa, LLC	Delaware
Level 3 Telecom of Minnesota, LLC	Delaware
Level 3 Telecom of New Mexico, LLC	Delaware
Level 3 Telecom of Ohio, LLC	Delaware
Level 3 Telecom of Oregon, LLC	Delaware
Level 3 Telecom of South Carolina, LLC	Delaware
Level 3 Telecom of Tennessee, LLC	Delaware
Level 3 Telecom of Texas, LLC	Delaware
Level 3 Telecom of Utah, LLC	Delaware
Level 3 Telecom of Washington, LLC	Delaware
Level 3 Telecom Management Co., LLC	Delaware
Xspedius Management Co. International, LLC	Delaware
Level 3 Telecom of Alabama, LLC	Delaware
Level 3 Telecom of Arkansas, LLC	Delaware
Level 3 Telecom of DC, LLC	Delaware
Level 3 Telecom of Kansas City, LLC	Delaware
Level 3 Telecom of Kentucky, LLC	Kentucky
Level 3 Telecom of Louisiana, LLC	Delaware
Level 3 Telecom of Maryland, LLC	Delaware
Level 3 Telecom of Mississippi, LLC	Delaware
Level 3 Telecom of Nevada, LLC	Delaware
Level 3 Telecom of Oklahoma, LLC	Delaware
Level 3 Telecom of Virginia, LLC	Virginia
Level 3 Telecom Holdings II, LLC	Delaware
Level 3 Telecom, LP	Delaware
Level 3 Telecom of California, LP	Delaware

Subsidiary	State of incorporation or formation
Level 3 Telecom of Florida, LP	Delaware
Level 3 Telecom of Georgia, LP	Delaware
Level 3 Telecom of Hawaii, LP	Delaware
Level 3 Telecom of Indiana, LP	Delaware
Level 3 Telecom of New Jersey, LP	Delaware
Level 3 Telecom of New York, LP	Delaware
Level 3 Telecom of North Carolina, LP	Delaware
Level 3 Telecom of Wisconsin, LP	Delaware
Level 3 GC Limited	Bermuda
CenturyLink Communications PEC Luxembourg l S.à r.l.	Luxembourg
CenturyLink Communications PEC Luxembourg II S.à r.l.	Luxembourg
CenturyLink Communications PEC Services Europe Limited	Ireland
CenturyLink Communications PEC Services Ireland Limited	Ireland
CenturyLink Communications PEC Ireland Limited	Ireland
Level 3 Communications Hong Kong Limited	Hong Kong
Level 3 Communications Singapore Pte. Ltd.	Singapore
Level 3 Communications Australia Pty Ltd	Australia
Global Crossing International Networks Ltd.	Bermuda
Level 3 Communications St. Croix, Inc.	US Virgin Islands
Century Link Costa Rica S.R.L.	Costa Rica
CenturyLink Panama	Panama
CenturyLink Holding Brasil Ltda.	Brazil
CenturyLink Brasil Comunicações e Serviços Ltda.	Brazil
CenturyLink Communications (IMPSAT) Nederland B.V.	Netherlands
CenturyLink Impsat Holdings I Limited	United Kingdom
CenturyLink Impsat Holdings II Limited	United Kingdom
CTL Mexico Servicios, S. De R. L. de C. V.	Mexico
CTL Mexico Landing, S. de R.L.	Mexico
CTL Mexico II, S. de R.L. de C.V.	Mexico
CenturyLinkEcuador S.A.	Ecuador
CenturyLink Telecomunicaciones S.A.	Venezuela
CenturyLink Peru S.A.	Peru
CenturyLink Chile S.A.	Chile
CenturyLink Colombia S.A.S.	Colombia
CenturyLink Participaçóes e Comercial Ltda.	Brazil
CenturyLink Comunicações do Brasil Ltda.	Brazil
Impsat Fiber Networks, LLC	Delaware
CenturyLink Argentina S.A.	Argentina
CenturyLink Argentina S.A. Sucursal Uruguay	Uruguay Branch
Global Crossing International, Ltd.	Bermuda
Level 3 Asia, Inc.	Delaware
Level 3 Communications (Asia Pacific) Ltd.	Hong Kong
Level 3 International, Inc.	Delaware
Level 3 CDN International, Inc.	Delaware

Subsidiary	State of incorporation or formation
Lumen Technologies New Zealand Limited	New Zealand
CenturyLink EMEA Holdings Limited	United Kingdom
CenturyLink Communications Europe Limited	United Kingdom
Level Three Telecommunications Kenya	Kenya
CenturyLink Communications UK Limited	United Kingdom
Fibernet UK Limited	United Kingdom
CenturyLink Communications India Private Limited	India
Level 3 Holdings B.V.	Netherlands
CenturyLink Iceland ehf	Iceland
CenturyLink Communications Bulgaria EOOD	Bulgaria
CenturyLink Communications Poland SP. Z o.o.	Poland
CenturyLink Communications Croatia Usluge d.o.o.	Croatia
Level 3 Communications A.B.	Sweden
CenturyLink Communications Norge AS	Norway
CenturyLink Communications France s.à.r.l.*	France
CenturyLink Hungary Communications Kft.	Hungary
GC Pan European Crossing UK Ltd.	United Kingdom
CenturyLink Communications Italia Srl	Italy
CenturyLink Communications Switzerland AG	Switzerland
CenturyLink Communications España S.A.	Spain
CenturyLink Communications España S.A Sucursal em Portugal Portuguese Branch	Portugal
CenturyLink Communications Telekomünikasyon Hizmetieri Limited Şirketi	Turkey
CenturyLink Communications Germany GmbH	Germany
CenturyLink Communications NL B.V.	Netherlands
Level 3 Communications Japan KK	Japan
CenturyLink Communications NL BV	Greek Branch
Level 3 telekomunikacijski storitve d.o.o.	Slovenia
CenturyLink Communications Israel Ltd.	Israel
Level 3 Communications Limited	United Kingdom
CenturyLink Communications Finland Oy	Finland
CenturyLink Communications Belgium SA	Belgium
CenturyLink Communications RS d.o.o. Beograd-Stari Grad	Serbia
CenturyLink Communications Ireland Limited	Ireland
CenturyLink Communications CDN Ireland Limited	Ireland
CenturyLink Communications CZ s.r.o	Czech Republic
CenturyLink Communications Luxembourg S.à r.l.	Luxembourg
CenturyLink Communications Estonia OÜ	Estonia
OOO “CenturyLink Communications”	Russia
CenturyLink Communications South Africa (Pty) Limited	South Africa
Level 3 Communications spol. s.r.o.	Slovakia
Level 3 Europe B.V.	Netherlands
CenturyLink Communications Romania S.R.L.	Romania